Fees Summary	Dec. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	45,930.00
Total Offset Amount	45,930.00
Net Fee	$ 0.00
Final Prospectus	false